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                                                                    EXHIBIT 10.3

                              NOTICE OF CONVERSION

The undersigned Holder of this Note hereby irrevocably exercises the option to convert the principal amount of this Note, into shares of Common Stock in accordance with the terms of the Note Agreement, as amended, and directs that the shares issuable and deliverable upon such conversion, together with any check in payment for fractional shares and any Note representing any unconverted principal amount hereof, be issued and delivered to the undersigned unless a different name has been indicated below. If shares or the Note are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of interest accompanies this Note.

Social Security or other
Taxpayer Identification Number:  36-0698440


                                        ABBOTT LABORATORIES

Dated: May 21, 1999                     By:   /s/  Richard A. Gonzalez
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                                        Name: Richard A. Gonzalez
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                                        Its:  President HPO
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